Exhibit 99.1

Heidrick & Struggles Accelerates the Future of Work by Acquiring Business Talent Group

Addition of BTG, pioneer of the high-end independent talent marketplace, establishes Heidrick & Struggles as a market leader in the growing on-demand executive and project-based talent space

Acquisition consistent with Heidrick & Struggles’ long-term growth initiative to expand its leadership solutions and capabilities to address new and ongoing client imperatives

CHICAGO and LOS ANGELES, April 6, 2021 – Heidrick & Struggles (Nasdaq: HSII) today announced it has closed the acquisition of Business Talent Group (BTG), a leading marketplace for high-end independent talent on demand. With this acquisition, Heidrick & Struggles becomes the first global leadership advisory firm to offer the full spectrum of executive and high-end talent solutions – from on-demand, independent professionals to interim executives to permanent placements – together with its consulting services.

The addition of BTG complements Heidrick & Struggles’ strategic growth initiative to expand its suite of executive talent solutions to address new and ongoing client demands and builds on a successful two-year exclusive collaboration with BTG that began in 2019. BTG will continue to be led by Co-Founders and Co-CEOs, Jody Greenstone Miller and Amelia Tyagi, and operate as a wholly owned subsidiary of Heidrick & Struggles.

Krishnan Rajagopalan, President and CEO, Heidrick & Struggles, stated, “Heidrick & Struggles was a forerunner of the executive search industry when the firm was founded more than 65 years ago. The seismic changes over the past year have accelerated the future of work and underscored the importance of agile leaders and workforces. We are excited to be the first global leadership advisory firm to enter the on-demand, independent talent space and partner with BTG, a leader and pioneer of the high-end independent talent marketplace.”

Rajagopalan continued, “The high-end independent talent market continues to grow, and that growth will only increase as demand for speed, agility and flexibility in closing critical leadership gaps rises. Our two-year collaboration with BTG served as a highly successful proof of concept for the on-demand, independent model at the executive level. By combining our premier global executive search capabilities with BTG’s unmatched on-demand marketplace for independent professionals, we are uniquely positioned to fulfill all of our clients’ talent needs, whether it is an immediate project-based role or a permanent placement.”

Jody Greenstone Miller, Co-Founder and Co-CEO, BTG, said, “Heidrick & Struggles is a true innovator and visionary in its recognition of how the rising use of independent talent, particularly at the executive level, and the paradigm shift in attitudes toward on-demand and remote work are benefitting clients and talent alike. Companies increasingly recognize that they need to tap on-demand, independent talent for essential project-based assignments, a trend which the pandemic has advanced.”

Miller added, “Heidrick & Struggles’ executive search capabilities combined with our on-demand, independent talent marketplace brings the future of work to companies right now. Blending the capabilities of a respected global leader in executive search with BTG’s on-demand, independent talent marketplace will boost BTG’s ability to scale globally and create exciting new opportunities for both BTG’s and Heidrick & Struggles’ clients.

BTG looks forward to continuing to bring this new human capital infrastructure to a broader group of clients to help them get complex, mission-critical work done, while also giving top business professionals – who increasingly are choosing to work independently – access to more great projects.”

BTG will continue to provide clients seamless on-demand access to top independent talent, including professionals with deep industry and functional expertise for interim leadership roles and critical, project-based initiatives, such as performing a market assessment, developing an ecommerce strategy, standing up a PPE supply chain or placing an interim CHRO to prepare for an IPO. BTG’s marketplace and unique model deliver the right independent talent on demand by blending proprietary data and technology – including the private and confidential First Look ® project-bidding platform that ensures the most efficient pricing – with a dedicated Talent Solutions team.

BTG’s fourth annual High-End Independent Talent Report underscores how leading companies are turning to independent professionals to fill critical skill, expertise and leadership gaps for a range of specialized mission-critical projects. In particular, the report shows the use of independent talent increasing at senior levels with nearly 69% of all requests coming from VPs and above, including 30% from the C-suite, an increase of 67% year over year.

Terms of the transaction were not disclosed.

About Heidrick & Struggles

Heidrick & Struggles (Nasdaq: HSII) is a premier provider of global leadership advisory and on-demand talent solutions, serving the senior-level talent and consulting needs of the world’s top organizations. In our role as trusted leadership advisors, we partner with our clients to develop future-ready leaders and organizations, bringing together our services and offerings in executive search, diversity and inclusion, leadership assessment and development, organization and team acceleration, culture shaping and on-demand, independent talent solutions. Heidrick & Struggles pioneered the profession of executive search more than 65 years ago. Today, the firm provides integrated talent and human capital solutions to help our clients change the world, one leadership team at a time.® www.heidrick.com

About Business Talent Group

Business Talent Group (BTG) is the leading talent platform that connects top independent consultants, subject matter experts, project managers and interim executives with the world’s best companies. BTG’s marketplace and unique model provide just the right on-demand talent needed: remote or on-site, part-time or full-time, individuals or teams, all around the world. More than 50% of the Fortune 100 trust BTG to curate, vet and deliver legally compliant talent who fuel growth, innovation and performance improvement. For more information, visit businesstalentgroup.com and join the conversation on Twitter and LinkedIn.

Forward-Looking Statements

Certain statements in this press release are forward-looking statements, including, without limitation, the statements made concerning the proposed transaction, and are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include: (i) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; (ii) risks related to diverting management’s attention from the Company’s ongoing business operations; (iii) unexpected costs, charges or expenses resulting from the proposed transaction; and (x) other risks described in Heidrick & Struggles’ filings with the SEC, such as its Annual Report on Form 10-K for the year ended December 31, 2020. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Heidrick & Struggles does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Media Contacts:

Heidrick & Struggles

Nina Chang

nchang@heidrick.com

Business Talent Group

Nyssa Kourakos

nyssa@nkstrategies.com